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                                                                    Exhibit 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Systems & Computer Technology Corporation (the "Company") on Form 10-Q for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on May 15, 2003 (the "Report"), I, Eric Haskell, Executive Vice President, Finance & Administration, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            ___________________________________
                                            Eric Haskell
                                            Executive Vice President, Finance &
                                            Administration, Treasurer and Chief
                                            Financial Officer
                                            August 13, 2003